ADVISOR’S EDGE NY VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement dated December 14, 2009

to the

Prospectuses dated May 1, 2009

MERGER:

At the close of business December 11, 2009 (“merger date”), the Credit Suisse International Equity Flex I Portfolio merged into the Credit Suisse International Equity Flex III Portfolio with Credit Suisse International Equity Flex III Portfolio being the surviving fund.

If you do not wish to remain allocated to the Credit Suisse International Equity Flex III Portfolio, please note that you may transfer your policy value allocated in this subaccount to any of the subaccounts investing in the funds listed in your Prospectus provided your updated investment allocation does not violate any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing).

You will not be charged for the transfer we made to the Credit Suisse International Equity Flex III Portfolio. In addition, if you reallocate your policy value to another subaccount from the Credit Suisse International Equity Flex III Portfolio, you will not be charged for the transfer from that subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Advisor’s Edge NY Variable Annuity dated May 1, 2009